                                                                    EXHIBIT 99.1

For Immediate Release:                       Contact: Andrew J. Hajducky III
May 7, 1999                                  Chief Financial Officer
                                             (978) 684-3660



    CMGI, Inc. Announces Revaluation of In-Process Research and Development
                              Acquisition Charges



Andover, MA--- CMGI, Inc. (NASDAQ: CMGI) today announced that it has completed a review of its previously reported acquisition-related charges, including the impact of the recently announced adjustments made to in-process research and development charges by Lycos, Inc., and the in-process research and development charge recorded in the third quarter of fiscal year 1998 in conjunction with CMGI's acquisition of Accipiter, Inc.

On April 16, 1999, Lycos, Inc. announced that in connection with the filing of a Registration Statement on Form S-4 with the Securities and Exchange Commission, it had reviewed its accounting treatment for in-process research and development in four completed 1998 acquisitions. In light of the SEC's recent interpretation of the accounting for acquired in-process technology resulting from acquisitions using the purchase method of accounting, Lycos, like many other technology and Internet companies, reduced its cumulative one-time in-process research and development charges from those acquisitions and adjusted the related amortization of intangible assets for the subsequent quarters accordingly.
The adjustments recorded involve only non-cash charges and do not affect Lycos' previously reported revenues, EBITDA or cash flows for any of the periods. During such periods, CMGI's ownership in Lycos ranged from approximately 46% to approximately 22%, and CMGI accounted for its investment in Lycos under the equity method of accounting, whereby CMGI's portion of the net operating performance of Lycos was reflected in equity in losses of affiliates. Additionally, during such periods CMGI recorded gains on sales of portions of its Lycos stock holdings, and recorded gains on issuances of stock by Lycos.
As a result of the Lycos restatements, CMGI has accordingly restated previously reported equity in losses of Lycos, gains on sales of Lycos stock and gains on issuance of stock by Lycos for CMGI's fiscal quarters ended April 30, 1998, July 31, 1998, October 31, 1998 and January 31, 1999.

Such restatements resulted in net increases in pre-tax income of $18,631,000 and $283,000 for the quarters ended April 30, 1998 and October 31, 1998, respectively, and net decreases in pre-tax income of $6,467,000 and $1,125,000 for the quarters ended July 31, 1998 and January 31, 1999, respectively. Lycos' reduction of previously recorded in-process research and development charges resulted in higher gains on Lycos stock issuances recorded by CMGI, thereby increasing CMGI's book basis in its Lycos investment and resulting in lower gains on sales of Lycos stock and reduced gains on Lycos stock issuances in subsequent quarters. Related higher amortization charges recorded by Lycos in subsequent quarters resulted in higher equity in loss of affiliates amounts recorded by CMGI.

Beginning in January, 1999, CMGI's ownership in Lycos was reduced below 20%, and accordingly CMGI began accounting for its investment in Lycos as available-for-sale securities, carried at fair value. Since CMGI's investment in Lycos is now carried at fair value, CMGI's future operating results will not be affected by resultant increased amortization charges to be recorded in Lycos' stand-alone financial statements.

Similarly, using revised guidelines and assumptions generally suggested by the SEC and as clarified through existing practice, CMGI has voluntarily adjusted the amount originally allocated to in-process research and development for its acquisition of Accipiter, Inc. during the third fiscal quarter of 1998. As a result, the third quarter pre-tax charge for acquired in-process research and development was decreased from the $18 million amount previously recorded to the amount of $9.2 million. Correspondingly, the value of goodwill recorded on the balance sheet related to the acquisition of Accipiter was increased from $11.5 million to $18.4 million, completed technologies were valued at $1.6 million, and other intangibles were valued at $300,000. These adjustments to the purchase price allocation of Accipiter have no effect upon the cash flows, financial condition or liquidity of the Company.

The Company plans to amortize the value of goodwill over five years and the values of completed technologies and other intangible assets over their estimated useful lives of five and two years, respectively, commencing as of April 1998. As a result of these changes, amortization of Accipiter acquisition-related intangible assets in the fourth quarter of fiscal 1998 increased to $1 million from $0.6 million previously reported. Amortization of acquisition-related intangible assets during fiscal 1999 is expected to be $1 million per quarter and will continue at this level through the second quarter of fiscal 2003, with a final charge of $0.7 million in the third quarter of fiscal year 2003.

The combined impact of the Lycos and Accipiter related restatements on the third quarter of fiscal 1998 is to reduce the previously recorded net loss of $11.7 million, or ($0.27) per diluted share, to a net income of $7.9 million, or $0.17 per diluted share. Similarly, the impact of recorded adjustments to fourth quarter fiscal 1998 is to reduce the previously recorded net income of $31.4 million, or $0.64 per diluted share, to a net income of $27.1 million, or $0.55 per diluted share. First quarter fiscal 1999 net income of $38.6 million, or $0.77 per diluted share was reduced to $38.3 million, remaining at $0.77 per diluted share, and second quarter fiscal 1999 net income of $14.1 million, or $0.28 per diluted share was reduced to $13 million, or $0.25 per diluted share.

The combined changes to the Company's previously reported consolidated statements of operations as a result of these adjustments are shown in the attached financial tables. Due to the Company's decision to sell its CMG Direct subsidiary, which comprised the Company's list and database business segment, amounts presented in both "As Restated" and "As Reported" in the financial tables include the results of CMG Direct's operations and the Company's previously reported gain on sale of data warehouse product rights as discontinued operations for all periods presented. In connection with SEC guidelines, the Company's annual report on Form 10K for the year ended July 31, 1998, and the quarterly reports on Form 10-Q for the third quarter of fiscal year 1998 and first and second quarters of fiscal year 1999 will be amended and restated to reflect these changes.

CMGI, Inc. is a leading provider of direct marketing services, investing in and integrating advanced Internet, interactive media and database technologies.

Forward looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Act. Investors are cautioned that actual results could differ materially from those anticipated by such statements and are advised to consult CMGI's current SEC filings for additional information concerning risk factors that affect the Company's business.

                          CMGI, Inc. And Subsidiaries
                     Consolidated Statements of Operations
                    (In thousands except per share amounts)

                                  (Unaudited)

                                                                        Three Months Ended
                                                                          April 30, 1998
                                                                    --------------------------
                                                                       As
                                                                    Reported          Restated
                                                                    --------          --------
Net revenues                                                       $ 18,145         $  18,145

Operating expenses:
   Cost of revenues                                                  17,203            17,230
   Research and development                                           3,849             3,849
   In-process research and development                               18,060             9,250
   Selling                                                            6,203             6,203
   General and administrative                                         4,987             5,114
                                                                   --------         ---------
         Total operating expenses                                    50,302            41,646

Operating loss                                                      (32,157)          (23,501)

Other income (deductions):
   Gain on sale of Lycos, Inc. stock                                 26,092            24,850
   Gain on stock issuance by Lycos, Inc.                              4,082            24,294
   Equity in losses of affiliates                                    (3,908)           (4,247)
   Interest income                                                      573               573
   Interest expense                                                    (775)             (775)
                                                                   --------         ---------
      Total                                                          26,064            44,695

Income (loss) from continuing operations before
   income taxes                                                      (6,093)           21,194
Income tax  expense                                                   5,454            13,125
                                                                   --------         ---------
Income (loss) from continuing operations                            (11,547)            8,069

Loss from discontinued operations of lists and
  database services segment, net of income taxes                       (147)             (147)
                                                                   --------         ---------

Net income (loss)                                                  $(11,694)        $   7,922
                                                                   ========         =========

                          CMGI, Inc. And Subsidiaries
              Consolidated Statements of Operations -- Continued
                    (In thousands except per share amounts)

                                  (Unaudited)

                                                                        Three Months Ended
                                                                          April 30, 1998
                                                                    --------------------------
                                                                       As
                                                                    Reported          Restated
                                                                    --------          --------
Basic Earnings (Loss) Per Share:
     Income (loss) from continuing operations                      $  (0.27)        $    0.19
     Loss from discontinued operations of lists and
        database services segment                                         -                 -
                                                                   --------         ---------
     Net income (loss)                                             $  (0.27)        $    0.19
                                                                   ========         =========

Diluted Earnings (Loss) Per Share:
     Income (loss) from continuing operations                      $  (0.27)        $    0.17
     Loss from discontinued operations of lists and
        database services segment                                         -                 -
                                                                   --------         ---------
     Net income (loss)                                             $  (0.27)        $    0.17
                                                                   ========         =========

Shares used in computing earnings (loss) per share:
     Basic                                                           42,836            42,836
                                                                   ========         =========
     Diluted                                                         42,836            46,344
                                                                   ========         =========

                          CMGI, Inc. And Subsidiaries
                     Consolidated Statements of Operations
                    (In thousands except per share amounts)

                                  (Unaudited)

                                                                    Three Months Ended             Year Ending
                                                                      July 31, 1998               July 31, 1998
                                                                   --------------------       ---------------------
                                                                      As                         As
                                                                   Reported    Restated       Reported     Restated
                                                                   --------    --------       --------     --------
Net revenues                                                       $ 25,946    $ 25,946       $ 81,916    $ 81,916

Operating expenses:
   Cost of revenues                                                  27,690      27,770         72,843      72,950
   Research and development                                           4,814       4,814         19,223      19,223
   In-process research and development                                  200         200         19,135      10,325
   Selling                                                            6,931       6,931         28,882      28,882
   General and administrative                                         6,773       7,154         20,287      20,795
                                                                   ---------   ---------      ---------   ---------
         Total operating expenses                                    46,408      46,869        160,370     152,175

Operating loss                                                      (20,462)    (20,923)       (78,454)    (70,259)

Other income (deductions):
   Gain on sale of Lycos, Inc. stock                                 53,978      50,450         97,158      92,388
   Gain on sale of Premiere Technologies, Inc. stock                      -           -          4,174       4,174
   Gain on stock issuance by Lycos, Inc.                             24,305      22,077         28,301      46,285
   Minority interest                                                      -           -            (28)        (28)
   Equity in losses of affiliates                                    (3,397)     (4,108)       (11,821)    (12,871)
   Interest income                                                      714         714          2,426       2,426
   Interest expense                                                  (1,035)     (1,035)        (3,296)     (3,296)
                                                                   ---------   ---------      ---------   ---------
      Total                                                          74,565      68,098        116,914     129,078

Income from continuing operations before
   income taxes                                                      54,103      47,175         38,460      58,819
Income tax  expense                                                  22,448      19,785         26,547      31,555
                                                                   ---------   ---------      ---------   ---------
Income from continuing operations                                    31,655      27,390         11,913      27,264

Discontinued operations, net of income taxes:
   Loss from operations of lists and
     database services segment                                         (259)       (259)          (338)       (338)
   Gain on sale of data warehouse product rights                          -           -          4,978       4,978
                                                                   ---------   ---------      ---------   ---------

Net income                                                         $ 31,396    $ 27,131       $ 16,553    $ 31,904
                                                                   =========   =========      =========   =========

                          CMGI, Inc. And Subsidiaries
              Consolidated Statements of Operations -- Continued
                    (In thousands except per share amounts)

                                  (Unaudited)

                                                                    Three Months Ended             Year Ending
                                                                      July 31, 1998               July 31, 1998
                                                                   --------------------       ---------------------
                                                                      As                         As
                                                                   Reported    Restated       Reported     Restated
                                                                   --------    --------       --------     --------
Basic Earnings (Loss) Per Share:
     Income from continuing operations                             $   0.69    $   0.60       $   0.29    $   0.65
     Loss from discontinued operations of lists and
        database services segment                                         -           -          (0.01)      (0.01)
     Gain on sale of data warehouse product rights                        -           -           0.12        0.12
                                                                   ---------   ---------      ---------   ---------
     Net income                                                    $   0.69    $   0.60       $   0.40    $   0.76
                                                                   =========   =========      =========   =========

Diluted Earnings (Loss) Per Share:
     Income from continuing operations                             $   0.64    $   0.55       $   0.27    $   0.61
     Loss from discontinued operations of lists and
        database services segment                                         -           -          (0.01)      (0.01)
     Gain on sale of data warehouse product rights                        -           -           0.11        0.11
                                                                   ---------   ---------      ---------   ---------
     Net income                                                    $   0.64    $   0.55       $   0.37    $   0.71
                                                                   =========   =========      =========   =========

Shares used in computing earnings (loss) per share:
     Basic                                                           45,588      45,588         41,666      41,666
                                                                   =========   =========      =========   =========
     Diluted                                                         49,320      49,320         45,030      45,030
                                                                   =========   =========      =========   =========

                          CMGI, Inc. And Subsidiaries
                     Consolidated Statements of Operations
                    (In thousands except per share amounts)

                                  (Unaudited)

                                                                    Three Months Ended
                                                                     October 31, 1998
                                                                   --------------------
                                                                      As
                                                                   Reported    Restated
                                                                   --------    --------
Net revenues                                                       $ 37,405    $ 37,405

Operating expenses:
   Cost of revenues                                                  35,545      35,625
   Research and development                                           5,353       5,353
   Selling                                                            8,238       8,238
   General and administrative                                         7,936       8,317
                                                                   ---------   ---------
         Total operating expenses                                    57,072      57,533

Operating loss                                                      (19,667)    (20,128)

Other income (deductions):
   Gain on sale of Lycos, Inc. stock                                  2,018       1,879
   Gain on stock issuance by Lycos, Inc.                             19,182      20,374
   Gain on stock issuance by GeoCities                               24,132      24,132
   Gain on sale of investment in Sage Enterprises, Inc.              19,057      19,057
   Gain on sale of investment in Reel.com, Inc.                      23,158      23,158
   Minority interest                                                    101         101
   Equity in losses of affiliates                                    (2,589)     (3,359)
   Interest income                                                      559         559
   Interest expense                                                  (1,068)     (1,068)
                                                                   ---------   ---------
      Total                                                          84,550      84,833

Income from continuing operations before
   income taxes                                                      64,883      64,705
Income tax  expense                                                  26,199      26,316
                                                                   ---------   ---------
Income from continuing operations                                    38,684      38,389

Loss from discontinued operations of lists and
   database services segment, net of income taxes                      (131)       (131)
                                                                   ---------   ---------

Net income                                                         $ 38,553    $ 38,258
                                                                   =========   =========

                          CMGI, Inc. And Subsidiaries
              Consolidated Statements of Operations -- Continued
                    (In thousands except per share amounts)

                                  (Unaudited)

                                                                    Three Months Ended
                                                                     October 31, 1998
                                                                   --------------------
                                                                      As
                                                                   Reported    Restated
                                                                   --------    --------
Basic Earnings (Loss) Per Share:
     Income from continuing operations                             $   0.84    $   0.83
     Loss from discontinued operations of lists and
        database services segment                                         -           -
                                                                   ---------   ---------
       Net income                                                  $   0.84    $   0.83
                                                                   =========   =========

Diluted Earnings (Loss) Per Share:
     Income from continuing operations                             $   0.77    $   0.77
     Loss from discontinued operations of lists and
        database services segment                                         -           -
                                                                   ---------   ---------
     Net income                                                    $   0.77    $   0.77
                                                                   =========   =========

Shares used in computing earnings (loss) per share:
     Basic                                                           46,082      46,082
                                                                   =========   =========
     Diluted                                                         49,932      49,932
                                                                   =========   =========

                          CMGI, Inc. And Subsidiaries
                     Consolidated Statements of Operations
                    (In thousands except per share amounts)

                                  (Unaudited)

                                                                    Three Months Ended          Six Months Ended
                                                                     January 31, 1999           January 31, 1999
                                                                   --------------------       --------------------
                                                                      As                                    As
                                                                   Reported    Restated       Reported    Restated
                                                                   --------    --------       --------    --------
Net revenues                                                       $ 38,972    $ 38,972       $ 76,377    $ 76,377

Operating expenses:
   Cost of revenues                                                  37,043      37,123         72,588      72,748
   Research and development                                           5,239       5,239         10,592      10,592
   Selling                                                            6,932       6,932         15,170      15,170
   General and administrative                                        10,366      10,747         18,302      19,064
                                                                   ---------   ---------      ---------   ---------
         Total operating expenses                                    59,580      60,041        116,652     117,574

Operating loss                                                      (20,608)    (21,069)       (40,275)    (41,197)

Other income (deductions):
   Gain on sale of Lycos, Inc. stock                                 44,503      43,596         46,521      45,475
   Gain on sale of Amazon.com, Inc. stock                             7,002       7,002          7,002       7,002
   Gain (loss) on stock issuance by Lycos, Inc.                         (21)       (121)        19,161      20,253
   Gain on stock issuance by GeoCities                                4,382       4,382         28,514      28,514
   Gain on sale of investment in Sage Enterprises, Inc.                   -           -         19,057      19,057
   Gain on sale of investment in Reel.com, Inc.                           -           -         23,158      23,158
   Minority interest                                                    103         103            204         204
   Equity in losses of affiliates                                    (6,071)     (6,189)        (8,660)     (9,548)
   Interest income                                                      748         748          1,307       1,307
   Interest expense                                                  (1,165)     (1,165)        (2,233)     (2,233)
                                                                   ---------   ---------      ---------   ---------
      Total                                                          49,481      48,356        134,031     133,189

Income from continuing operations before
   income taxes                                                      28,873      27,287         93,756      91,992
Income tax  expense                                                  14,601      14,138         40,800      40,454
                                                                   ---------   ---------      ---------   ---------
Income from continuing operations                                    14,272      13,149         52,956      51,538

Loss from discontinued operations of lists and
  database services segment, net of income taxes                       (148)       (148)          (279)       (279)
                                                                   ---------   ---------      ---------   ---------
Net income                                                         $ 14,124    $ 13,001       $ 52,677    $ 51,259
                                                                   =========   =========      =========   =========

                          CMGI, Inc. And Subsidiaries
              Consolidated Statements of Operations -- Continued
                    (In thousands except per share amounts)

                                  (Unaudited)

                                                                    Three Months Ended          Six Months Ended
                                                                     January 31, 1999           January 31, 1999
                                                                   --------------------       --------------------
                                                                      As                                    As
                                                                   Reported    Restated       Reported    Restated
                                                                   --------    --------       --------    --------
Basic Earnings (Loss) Per Share:
     Income from continuing operations                             $   0.30    $   0.28       $   1.14    $   1.11
     Loss from discontinued operations of lists and
        database services segment                                         -           -          (0.01)      (0.01)
                                                                   ---------   ---------      ---------   ---------
     Net income                                                    $   0.30    $   0.28       $   1.13    $   1.10
                                                                   =========   =========      =========   =========

Diluted Earnings (Loss) Per Share:
     Income from continuing operations                             $   0.28    $   0.25       $   1.05    $   1.02
     Loss from discontinued operations of lists and
        database services segment                                         -           -          (0.01)      (0.01)
                                                                   ---------   ---------      ---------   ---------
     Net income                                                    $   0.28    $   0.25       $   1.04    $   1.01
                                                                   =========   =========      =========   =========

Shares used in computing earnings (loss) per share:
     Basic                                                           46,260      46,260         46,160      46,160
                                                                   =========   =========      =========   =========
     Diluted                                                         51,257      51,257         50,650      50,650
                                                                   =========   =========      =========   =========